POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Rashmi Badwe,

whose signature appears below, constitutes and appoints Kenneth Reitz, John Piller and any such person(s) as Kenneth Reitz may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person’s attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity	333-61761
Personal Annuity Select Individual Deferred Variable Annuity	333-61761
Single Premium Immediate Annuity	333-46414
Intelligent Variable Annuity	333-145064

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	811-10393
Flexible Premium Variable Universal Life Insurance Policy	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy	333-62162
Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policy	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy	333-151910
Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policy 2.0	333-xxxxxx
Intelligent Life Survivorship Variable Universal Life Insurance Policy 2.0	333-xxxxxx

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2	811-22659
Flexible Premium Variable Universal Life Insurance Policy	333-179272
Flexible Premium Last Survivor Variable Universal Life Insurance Policy	333-183060

TIAA CREF LIFE INSURANCE COMPANY
TIAA-CREF Investment Horizon Annuity
(Individual Flexible Premium Modified Guaranteed Annuity Contract)
Inception through 4/31/2013	333-149714
5/1/2013 through 4/31/2016	333-187638
5/1/2016 through 4/31/2019	333-210342
5/1/2019 through 4/31/2022	333-xxxxxx

This Power of Attorney is effective January 23, 2019 and remains in effect until revoked or revised.

Signed:
/s/ Rashmi Badwe

Rashmi Badwe
Director

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Sue Collins,

whose signature appears below, constitutes and appoints Kenneth Reitz, John Piller and any such person(s) as Kenneth Reitz may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person’s attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity	333-61761
Personal Annuity Select Individual Deferred Variable Annuity	333-61761
Single Premium Immediate Annuity	333-46414
Intelligent Variable Annuity	333-145064

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	811-10393
Flexible Premium Variable Universal Life Insurance Policy	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy	333-62162
Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policy	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy	333-151910
Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policy 2.0	333-xxxxxx
Intelligent Life Survivorship Variable Universal Life Insurance Policy 2.0	333-xxxxxx

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2	811-22659
Flexible Premium Variable Universal Life Insurance Policy	333-179272
Flexible Premium Last Survivor Variable Universal Life Insurance Policy	333-183060

TIAA CREF LIFE INSURANCE COMPANY
TIAA-CREF Investment Horizon Annuity
(Individual Flexible Premium Modified Guaranteed Annuity Contract)
Inception through 4/31/2013	333-149714
5/1/2013 through 4/31/2016	333-187638
5/1/2016 through 4/31/2019	333-210342
5/1/2019 through 4/31/2022	333-xxxxxx

This Power of Attorney is effective January 23, 2019 and remains in effect until revoked or revised.

Signed:
/s/ Sue Collins

Sue Collins
Director

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Christine Dugan,

whose signature appears below, constitutes and appoints Kenneth Reitz, John Piller and any such person(s) as Kenneth Reitz may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person’s attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity	333-61761
Personal Annuity Select Individual Deferred Variable Annuity	333-61761
Single Premium Immediate Annuity	333-46414
Intelligent Variable Annuity	333-145064

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	811-10393
Flexible Premium Variable Universal Life Insurance Policy	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy	333-62162
Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policy	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy	333-151910
Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policy 2.0	333-xxxxxx
Intelligent Life Survivorship Variable Universal Life Insurance Policy	333-xxxxxx

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2	811-22659
Flexible Premium Variable Universal Life Insurance Policy	333-179272
Flexible Premium Last Survivor Variable Universal Life Insurance Policy	333-183060

TIAA CREF LIFE INSURANCE COMPANY
TIAA-CREF Investment Horizon Annuity
(Individual Flexible Premium Modified Guaranteed Annuity Contract)
Inception through 4/31/2013	333-149714
5/1/2013 through 4/31/2016	333-187638
5/1/2016 through 4/31/2019	333-210342
5/1/2019 through 4/31/2022	333-xxxxxx

This Power of Attorney is effective January 23, 2019 and remains in effect until revoked or revised.

Signed:
/s/ Christine Dugan

Christine Dugan
Senior Vice President
Chief Actuary

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Bradley Finkle,

whose signature appears below, constitutes and appoints Kenneth Reitz, John Piller and any such person(s) as Kenneth Reitz may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person’s attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity	333-61761
Personal Annuity Select Individual Deferred Variable Annuity	333-61761
Single Premium Immediate Annuity	333-46414
Intelligent Variable Annuity	333-145064

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	811-10393
Flexible Premium Variable Universal Life Insurance Policy	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy	333-62162
Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policy	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy	333-151910
Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policy 2.0	333-xxxxxx
Intelligent Life Survivorship Variable Universal Life Insurance Policy 2.0	333-xxxxxx

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2	811-22659
Flexible Premium Variable Universal Life Insurance Policy	333-179272
Flexible Premium Last Survivor Variable Universal Life Insurance Policy	333-183060

TIAA CREF LIFE INSURANCE COMPANY
TIAA-CREF Investment Horizon Annuity
(Individual Flexible Premium Modified Guaranteed Annuity Contract)
Inception through 4/31/2013	333-149714
5/1/2013 through 4/31/2016	333-187638
5/1/2016 through 4/31/2019	333-210342
5/1/2019 through 4/31/2022	333-xxxxxx

This Power of Attorney is effective January 23, 2019 and remains in effect until revoked or revised.

Signed:
/s/ Bradley Finkle

Bradley Finkle
Director

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Derek Heaslip,

whose signature appears below, constitutes and appoints Kenneth Reitz, John Piller and any such person(s) as Kenneth Reitz may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person’s attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity	333-61761
Personal Annuity Select Individual Deferred Variable Annuity	333-61761
Single Premium Immediate Annuity	333-46414
Intelligent Variable Annuity	333-145064

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	811-10393
Flexible Premium Variable Universal Life Insurance Policy	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy	333-62162
Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policy	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy	333-151910
Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policy 2.0	333-xxxxxx
Intelligent Life Survivorship Variable Universal Life Insurance Policy 2.0	333-xxxxxx

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2	811-22659
Flexible Premium Variable Universal Life Insurance Policy	333-179272
Flexible Premium Last Survivor Variable Universal Life Insurance Policy	333-183060

TIAA CREF LIFE INSURANCE COMPANY
TIAA-CREF Investment Horizon Annuity
(Individual Flexible Premium Modified Guaranteed Annuity Contract)
Inception through 4/31/2013	333-149714
5/1/2013 through 4/31/2016	333-187638
5/1/2016 through 4/31/2019	333-210342
5/1/2019 through 4/31/2022	333-xxxxxx

This Power of Attorney is effective January 23, 2019 and remains in effect until revoked or revised.

Signed:
/s/ Derek Heaslip

Derek Heaslip
Director

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Eric Jones,

whose signature appears below, constitutes and appoints Kenneth Reitz, John Piller and any such person(s) as Kenneth Reitz may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person’s attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity	333-61761
Personal Annuity Select Individual Deferred Variable Annuity	333-61761
Single Premium Immediate Annuity	333-46414
Intelligent Variable Annuity	333-145064

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	811-10393
Flexible Premium Variable Universal Life Insurance Policy	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy	333-62162
Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policy	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy	333-151910
Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policy 2.0	333-xxxxxx
Intelligent Life Survivorship Variable Universal Life Insurance Policy 2.0	333-xxxxxx

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2	811-22659
Flexible Premium Variable Universal Life Insurance Policy	333-179272
Flexible Premium Last Survivor Variable Universal Life Insurance Policy	333-183060

TIAA CREF LIFE INSURANCE COMPANY
TIAA-CREF Investment Horizon Annuity
(Individual Flexible Premium Modified Guaranteed Annuity Contract)
Inception through 4/31/2013	333-149714
5/1/2013 through 4/31/2016	333-187638
5/1/2016 through 4/31/2019	333-210342
5/1/2019 through 4/31/2022	333-xxxxxx

This Power of Attorney is effective January 23, 2019 and remains in effect until revoked or revised.

Signed:
/s/ Eric Jones

Eric Jones
Director

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Meredith J. Kornreich,

whose signature appears below, constitutes and appoints Kenneth Reitz, John Piller and any such person(s) as Kenneth Reitz may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person’s attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity	333-61761
Personal Annuity Select Individual Deferred Variable Annuity	333-61761
Single Premium Immediate Annuity	333-46414
Intelligent Variable Annuity	333-145064

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	811-10393
Flexible Premium Variable Universal Life Insurance Policy	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy	333-62162
Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policy	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy	333-151910
Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policy 2.0	333-xxxxxx
Intelligent Life Survivorship Variable Universal Life Insurance Policy	333-xxxxxx

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2	811-22659
Flexible Premium Variable Universal Life Insurance Policy	333-179272
Flexible Premium Last Survivor Variable Universal Life Insurance Policy	333-183060

TIAA CREF LIFE INSURANCE COMPANY
TIAA-CREF Investment Horizon Annuity
(Individual Flexible Premium Modified Guaranteed Annuity Contract)
Inception through 4/31/2013	333-149714
5/1/2013 through 4/31/2016	333-187638
5/1/2016 through 4/31/2019	333-210342
5/1/2019 through 4/31/2022	333-xxxxxx

This Power of Attorney is effective January 23, 2019 and remains in effect until revoked or revised.

Signed:
/s/ Meredith Kornreich

Meredith Kornreich
Director

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Russell Noles,

whose signature appears below, constitutes and appoints Kenneth Reitz, John Piller and any such person(s) as Kenneth Reitz may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person’s attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity	333-61761
Personal Annuity Select Individual Deferred Variable Annuity	333-61761
Single Premium Immediate Annuity	333-46414
Intelligent Variable Annuity	333-145064

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	811-10393
Flexible Premium Variable Universal Life Insurance Policy	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy	333-62162
Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policy	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy	333-151910
Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policy 2.0	333-xxxxxx
Intelligent Life Survivorship Variable Universal Life Insurance Policy 2.0	333-xxxxxx

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2	811-22659
Flexible Premium Variable Universal Life Insurance Policy	333-179272
Flexible Premium Last Survivor Variable Universal Life Insurance Policy	333-183060

TIAA CREF LIFE INSURANCE COMPANY
TIAA-CREF Investment Horizon Annuity
(Individual Flexible Premium Modified Guaranteed Annuity Contract)
Inception through 4/31/2013	333-149714
5/1/2013 through 4/31/2016	333-187638
5/1/2016 through 4/31/2019	333-210342
5/1/2019 through 4/31/2022	333-xxxxxx

This Power of Attorney is effective January 23, 2019 and remains in effect until revoked or revised.

Signed:
/s/ Russell Noles

Russell Noles
Director

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Christopher Van Buren,

whose signature appears below, constitutes and appoints Kenneth Reitz, John Piller and any such person(s) as Kenneth Reitz may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person’s attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity	333-61761
Personal Annuity Select Individual Deferred Variable Annuity	333-61761
Single Premium Immediate Annuity	333-46414
Intelligent Variable Annuity	333-145064

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	811-10393
Flexible Premium Variable Universal Life Insurance Policy	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy	333-62162
Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policy	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy	333-151910
Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policy 2.0	333-xxxxxx
Intelligent Life Survivorship Variable Universal Life Insurance Policy 2.0	333-xxxxxx

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2	811-22659
Flexible Premium Variable Universal Life Insurance Policy	333-179272
Flexible Premium Last Survivor Variable Universal Life Insurance Policy	333-183060

TIAA CREF LIFE INSURANCE COMPANY
TIAA-CREF Investment Horizon Annuity
(Individual Flexible Premium Modified Guaranteed Annuity Contract)
Inception through 4/31/2013	333-149714
5/1/2013 through 4/31/2016	333-187638
5/1/2016 through 4/31/2019	333-210342
5/1/2019 through 4/31/2022	333-xxxxxx

This Power of Attorney is effective January 23, 2019 and remains in effect until revoked or revised.

Signed:
/s/ Christopher Van Buren

Christopher Van Buren
Director

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Christopher Weyrauch,

whose signature appears below, constitutes and appoints Kenneth Reitz, John Piller and any such person(s) as Kenneth Reitz may designate in writing directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person’s attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	811-08963
Lifetime Variable Select Individual Deferred Variable Annuity	333-61761
Personal Annuity Select Individual Deferred Variable Annuity	333-61761
Single Premium Immediate Annuity	333-46414
Intelligent Variable Annuity	333-145064

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	811-10393
Flexible Premium Variable Universal Life Insurance Policy	333-62162
Last Survivor Flexible Premium Variable Universal Life Insurance Policy	333-62162
Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policy	333-128699
Intelligent Life Survivorship Variable Universal Life Insurance Policy	333-151910
Intelligent Life Individual Flexible Premium Variable Universal Life Insurance Policy 2.0	333-xxxxxx
Intelligent Life Survivorship Variable Universal Life Insurance Policy 2.0	333-xxxxxx

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2	811-22659
Flexible Premium Variable Universal Life Insurance Policy	333-179272
Flexible Premium Last Survivor Variable Universal Life Insurance Policy	333-183060

TIAA CREF LIFE INSURANCE COMPANY
TIAA-CREF Investment Horizon Annuity
(Individual Flexible Premium Modified Guaranteed Annuity Contract)
Inception through 4/31/2013	333-149714
5/1/2013 through 4/31/2016	333-187638
5/1/2016 through 4/31/2019	333-210342
5/1/2019 through 4/31/2022	333-xxxxxx

This Power of Attorney is effective January 23, 2019 and remains in effect until revoked or revised.

/s/ Christopher Weyrauch
Signed:
Christopher Weyrauch
Chief Executive Officer
President and Chairman of the Board